EXHIBIT 10.3

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SECOND AMENDMENT
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF JULY 2, 2019
AMONG
OASIS PETROLEUM NORTH AMERICA LLC,
AS BORROWER,
THE GUARANTORS PARTY HERETO,
WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND
THE LENDERS PARTY HERETO

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US 6264413v.6

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of July 2, 2019, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of October 16, 2018 (as amended, amended and restated, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B. The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Second Amendment Effective Date (as defined below).
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.
Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.
2.1 Amendments to Section 1.02 (Certain Defined Terms).
(a) The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment and Second Amendment, and as the same may from time to time be further amended, modified, supplemented or restated.

(b) The following definition is hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of July 2, 2019 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
2.2 Amendment to Section 9.12(f). Section 9.12(f)(iii) of the Credit Agreement is hereby amended and restated to read as follows:
(iii) [reserved],
Section 3. Conditions Precedent. This Second Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):
3.1 Executed Counterparts of Second Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Lenders constituting the Majority Lenders (in such number as may be requested by the Administrative Agent) executed counterparts of this Second Amendment signed on behalf of such Person.
3.2 No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this Second Amendment.
3.3 Further Assurances. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4. Miscellaneous.
4.1 Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
4.2 No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the
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Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Second Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
4.3 Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, the Guaranty and Security Agreement, the Mortgages and each other Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5 No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.6 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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4.7 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.10 Loan Document. This Second Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
4.11 No Novation. The parties hereto agree that this Second Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.
BORROWER: OASIS PETROLEUM NORTH AMERICA LLC

By: /s/ Michael Lou
Name: Michael Lou
Title: Executive Vice President and Chief
Financial Officer

GUARANTORS: OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC

By: /s/ Michael Lou
Name: Michael Lou
Title: Executive Vice President and Chief
Financial Officer

OMP GP LLC

By: /s/ Michael Lou
Name: Michael Lou
Title: President

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER: WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director

LENDERS: CITIBANK, N.A., as a Lender

By: /s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Swingline Lender and a Lender

By: /s/ Anson Williams
Name: Anson Williams
Title: Authorized Officer

ROYAL BANK OF CANADA, as a Lender

By: /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Scott Arndt
Name: Scott Arndt
Title: Managing Director

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

ING CAPITAL LLC, as a Lender

By: /s/ Josh Strong
Name: Josh Strong
Title: Director

By: /s/ Charles Hall
Name: Charles Hall
Title: Managing Director

CITIZENS BANK, N.A., as a Lender

By: /s/ Hernando Garcia
Name: Hernando Garcia
Title: Director

ZIONS BANCORPORATION, N.A., DBA
AMEGY BANK, as a Lender

By: /s/ Scott Collins
Name: Scott Collins
Title: Executive Vice President

BOKF, NA dba Bank of Texas, as a Lender

By: /s/ Brandon Starr
Name: Brandon Starr
Title: Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Senior Vice President

COMERICA BANK, as a Lender

By: /s/ Britney P. Geidel
Name: Britney P. Geidel
Title: Portfolio Manager, AVP

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

REGIONS BANK, as a Lender

By: /s/ Miles Matter
Name: Miles Matter
Title: Vice President

IBERIABANK, as a Lender

By: /s/ William Bryan Chapman
Name: William Bryan Chapman
Title: Market President, Energy Lending

Goldman Sachs Bank USA, as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Megan Kushner
Name: Megan Kushner
Title: Authorized Signatory

FIFTH THIRD BANK, as a Lender

By: /s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

MIZUHO BANK, LTD., as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory